UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 15, 2021.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.  "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

1

COMMON STOCK PURCHASE WARRANT

INTELGENX TECHNOLOGIES CORP.

Warrant Shares: ◼	Issue Date: ●, 2021

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, ATAI LIFE SCIENCES AG (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to 5:00 p.m. (New York City time) on ●, ● (the "Termination Date") but not thereafter, to subscribe for and purchase from IntelGenx Technologies Corp., a Delaware corporation (the "Company"), up to ◼ shares (as subject to adjustment hereunder, the "Warrant Shares") of the Company's common stock (the "Common Stock").  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2.02.

Section 1. Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain amended and restated securities purchase agreement (the "Purchase Agreement"), dated as of May 14, 2021, between the Company and the Holder.

Section 2. Exercise.

Section 2.01 Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the date hereof and on or before the Termination Date by delivery to the Company of a duly executed copy of the Notice of Exercise in the form attached as Exhibit A hereto (the "Notice of Exercise") and surrender of this Warrant to the Company.  Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2.03(a) herein) following the date of exercise as aforesaid, the Holder shall deliver to the Company the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank or a US$-account with a non-United States bank.

Notwithstanding anything in this Warrant to the contrary, the Holder may not exercise this Warrant (in one or a number of transactions) for, together with Warrant Shares issued pursuant to any other Additional Warrant issued pursuant to the Purchase Agreement, a greater number of Warrant Shares than the aggregate number of common shares of the Company issued on conversion or exercise of Outstanding Convertibles since February 16, 2021.

Section 2.02 Exercise Price.  The exercise price per share of Common Stock under this Warrant shall be US$◼, subject to adjustment hereunder (the "Exercise Price").

Section 2.03 Mechanics of Exercise.

(a) Delivery of Warrant Shares Upon Exercise.  The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder, or otherwise by physical delivery of a certificate or a Direct Registration System ("DRS") statement, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (A) the earlier of (i) two (2) Trading Days and (ii) the number of days comprising the Standard Settlement Period, in each case after the delivery to the Company of the Notice of Exercise and (B) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company (such date, the "Warrant Share Delivery Date"), provided that the Company shall not be obligated to deliver Warrant Shares hereunder unless the Company has received the aggregate Exercise Price on or prior to the Warrant Share Delivery Date.  Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price is received by the Warrant Share Delivery Date.  As used herein, "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market in the United States with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(b) Delivery of New Warrant Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, unless the Warrant has expired, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c) No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and the Holder will not be entitled to a cash payment in lieu of any such fractional interest.

(d) Charges for Transfers.  In the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Warrant Transfer Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto or a confirmation satisfactory to the Company that such tax has been paid.

Section 3. Certain Adjustments.

Section 3.01 Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company ((i)-(iv), a "Share Reorganization"), then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3.01 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

Section 3.02 Subsequent Rights Offerings.  If and whenever during the exercise period of this Warrant, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of shares of Common Stock under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issuance ("Rights Period"), to subscribe for or purchase shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock at a price per share to the holder (or having a conversion price or exchange price per share of Common Stock) of less than the 5-Day VWAP for the shares of Common Stock on the second Business Day prior to such record date (any of such events being called a "Rights Offering"), then the Exercise Price shall be adjusted, effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(a) the numerator of which shall be the aggregate of:

(i) the number of shares of Common Stock outstanding as of the record date for the Rights Offering, and

(ii) a number determined by dividing either

1) the product of the number of shares of Common Stock issued or subscribed for during the Rights Period and the price at which such shares are offered,

or, as the case may be,

2) the product of the exchange or conversion price per share of such securities offered and the number of shares of Common Stock for or into which the securities so offered pursuant to the Rights Offering have been exchanged or converted during the Rights Period, by the 5-Day VWAP of the shares of Common Stock on the second Business Day prior to the record date for the Rights Offering; and

(b) the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to the Rights Offering and including the number of shares of Common Stock actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering or upon the exercise of the exchange or conversion rights contained in such exchangeable or convertible securities under the Rights Offering.

If the Holder has exercised any of the Warrant during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period, the Holder shall, in addition to the shares of Common Stock to which the Holder is otherwise entitled upon such exercise in accordance with Section 2 hereof, be entitled to that number of additional shares of Common Stock equal to the result obtained when the difference, if any, resulting from the subtraction of the Exercise Price as adjusted for such Rights Offering pursuant to this Section 3.02 from the Exercise Price in effect immediately prior to the end of such Rights Offering is multiplied by the number of shares of Common Stock purchased upon exercise of the Warrant held by such Holder during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this Section 3.02; provided that the provisions of Section 2.03(c) shall be applicable to any fractional interest in a share of Common Stock to which such Holder might otherwise be entitled under the foregoing provisions of this Section 3.02.  Such additional shares of Common Stock shall be deemed to have been issued to the Holder immediately following the end of the Rights Period and such additional shares shall be delivered to such Holder within three (3) Business Days following the end of the Rights Period, by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its DWAC if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of shares of Common Stock to or resale of such shares of Common Stock by the Holder, or otherwise by physical delivery of a certificate or a DRS statement, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Common Stock subscribed for.

"5-Day VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed on the TSX Venture Exchange or the Toronto Stock Exchange, the five-day volume weighted average price of the Common Stock to and including such date (or the nearest preceding date) on such exchange, (b)  if the Common Stock is not so listed but is then listed on another trading market, the five-day volume weighted average price of the Common Stock to and including such date (or the nearest preceding date) on the principal trading market in the United States (unless the Holder elects that the applicable trading market is in Canada) on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (c) if OTCQB or OTCQX is not a Trading Market, the 5-day volume weighted average price of the Common Stock to and including such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (d) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the "Pink Sheets" published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (e) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 3.03 Pro Rata Distributions.  If and whenever during the Exercise Period the Company shall issue or distribute to all or to substantially all the holders of the shares of Common Stock:

(a) securities of the Company including shares, rights, options or warrants to acquire shares of any class of securities exchangeable for or convertible into or exchangeable into any such shares or cash, property or assets and including evidences of its indebtedness, or

(b) any cash, property or other assets,

and if such issuance or distribution does not constitute dividends paid in the ordinary course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Exercise Price will be adjusted, immediately after such record date so that the Exercise Price will equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the 5-Day VWAP on the earlier of the second Business Day prior to such record date and the date on which the Company announces its intention to make such distribution, less the aggregate fair market value (as determined by the directors, acting reasonably, at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such VWAP and the number of shares of Common Stock to be issued by the Company under the Warrant shall, at the time of exercise, be appropriately adjusted.

Section 3.04 Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction.  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3.04 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the Exercise Price to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

Section 3.05 Actions Affecting Common Stock.  Subject to any required stock exchange approval, if and whenever at any time after the date hereof and prior to the Termination Date, the Company takes any action affecting its shares of Common Stock to which the foregoing provisions of this Section 3, in the opinion of the board of directors of the Company, acting reasonably and in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes thereof, or would otherwise materially affect the rights of the Holder hereunder, then the Company shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such a manner as the board of directors of the Company may determine to be equitable in the circumstances, acting reasonably and in good faith.  The failure of the taking of action by the board of directors of the Company to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

Section 3.06 Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

Section 3.07 Notice to Holder.

(a) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(b) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

Section 4. Transfer of Warrant.

Section 4.01 Transferability.  The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber this Warrant or any Warrant Shares unless such securities are registered under the U.S. Securities Act and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.  Transfer of the Warrant can be undertaken by delivery of the Warrant Transfer Form, attached as Exhibit B hereto, to the Company at the Company's offices.  The Company undertakes to use commercially reasonable efforts to effect such transfer and issue a Warrant Certificate in the name of the transferee within 3 Business Days of receipt thereof.  The Company reserves the right to refuse to transfer any Warrant if such transfer would be in violation of any securities laws, including but not limited to the U.S. Securities Act.

Section 4.02 New Warrants. This Warrant may be divided or combined with other warrants identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4.01, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new warrant or warrants in exchange for the Warrant or warrants to be divided or combined in accordance with such notice.  All warrants issued on transfers or exchanges shall be dated the Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

Section 4.03 Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

Section 5.01 No Rights as Stockholder Until Exercise; No Settlement in Cash.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2.03(a), except as expressly set forth in Section 3.  In no event will the Company be required to net cash settle a Warrant exercise.

Section 5.02 Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

Section 5.03 Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

Section 5.04 Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

Section 5.05 Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

Section 5.06 Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state, federal and provincial securities laws. The certificate or DRS statement representing the Warrant Shares issued upon such exercise of the Warrant shall bear the following legends:

"[TO BE INCLUDED IN THE EVENT THAT THIS WARRANT IS EXERCISED ON OR BEFORE SEPTEMBER 15, 2021:] UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 15, 2021."

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS."

Section 5.07 Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

Section 5.08 Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

Section 5.09 Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

Section 5.10 Amendment.  Subject to any required stock exchange approval, this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

Section 5.11 Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

Section 5.12 Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

INTELGENX TECHNOLOGIES CORP.

By:__________________________________________

      Name:

      Title:

[Signature page to Common Stock Purchase Warrant]

EXHIBIT A

NOTICE OF EXERCISE

TO: INTELGENX TECHNOLOGIES CORP.

The undersigned hereby exercises the right to purchase and hereby subscribes for ____________ Common Stock in the capital of INTELGENX TECHNOLOGICS CORP. (the "Company") (or such number of other securities or property to which this Warrant entitles the undersigned in lieu thereof or in addition thereto under the provisions of the attached Warrant Certificate).

In connection with this exercise, the undersigned hereby (check one):

_____1. represents to the Company that (i) at the time of exercise of this Warrant the undersigned is not within the United States, (ii) the undersigned is not exercising this Warrant for the account or benefit of a U.S. person or person in the United States, and (iii) the delivery of the underlying Common Stock will not be to an address in the United States; or

_____2. confirms that the undersigned is tendering with this exercise form a written opinion of counsel satisfactory to the Company to the effect that the securities to be delivered upon exercise of this Warrant have been registered under the United States Securities Act of 1933, as amended, (the "U.S. Securities Act") and the securities laws of all applicable states of the United States or are exempt from such registration requirements.

"United States" and "U.S. person" are as defined by Regulation S under the U.S. Securities Act.

The undersigned holder understands that unless the shares of Common Stock issuable upon the exercise of the Warrant are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or are exempt from such registration requirements and the undersigned has provided a written opinion of counsel satisfactory to the Company to such effect, the certificate or DRS statement representing the Common Stock issued upon exercise of this Warrant will bear the following restrictive legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS."

If the Warrant is being exercised in part, the Company shall, unless the Warrant has expired, at the time of delivery of the Common Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by the Warrant, which new Warrant shall in all other respects be identical with the Warrant.

Please issue a certificate or DRS statement for the Common Stock being purchased as follows in the name of the undersigned.

DATED at ______________________________ this _________ day of _________________, ______.

___________________________________________ Signature Witnessed	______________________________________________ Signature of Holder or authorized officer if Holder is an entity

Name of Holder:	______________________________________________

Address (please print):	______________________________________________
______________________________________________

EXHIBIT B

WARRANT TRANSFER FORM

TO: INTELGENX TECHNOLOGIES CORP.	Dated ___________ ___, _____

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "transferee"),

(please type or print in block letters)

(insert address)

its right to purchase up to __________ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature of Holder or authorized officer if Holder is an entity: ___________________________________________

To be completed by transferee.

In connection with this transfer: (check one):

______ The undersigned transferee hereby certifies that (i) it is not a U.S. person and was not offered the Warrant while in the United States and did not execute this certificate while within the United States, (ii) it is not acquiring the Warrant on behalf of any U.S. person or person within the United States, and (iii) it has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

______ The undersigned transferee is delivering a written opinion of U.S. counsel to the effect that this transfer has been registered under the U.S. Securities Act or is exempt from registration thereunder.

Signature of transferee or authorized officer if transferee is an entity